Exhibit 99.1

TCF Financial Corporation

2009 Third Quarter Investor Presentation

The Convenience Franchise

1.)                                  Corporate Profile

At September 30, 2009

•                                          $17.7 billion financial holding company headquartered in Minnesota

•                                          32nd largest U.S. based bank by asset size

•                                          443 bank branches, 95 branches opened since January 1, 2004

•                                          23rd largest U.S. branch network

•                                          9 campus alliances; 5th largest in campus card banking relationships

•                                          1,638 ATMs free to TCF customers; 1,153 off-site

•                                          10th largest issuer of Visa® Classic debit cards

•                                          15th largest bank affiliated leasing company in the U.S.

•                                          Tangible realized common equity of 5.81%1

1                   Ratio excludes the impact of goodwill, customer-based intangibles and accumulated other comprehensive income (loss) (see “Reconciliation of GAAP to Non-GAAP Measures” slide)

2.)                                  Corporate Profile

At September 30, 2009

•                                          Bank branches located in eight states

Traditional	197
Supermarket	233
Campus	13
Total	443

Minnesota	110
Illinois	202
Michigan	56
Colorado	36
Wisconsin	26
Arizona	7
Indiana	5
South Dakota	1
Total	443

3.)                                  Head Winds

•                                          Legislation

•                                          Regulatory burden

•                                          Home values

•                                          Credit

•                                          U.S. economy

•                                          Michigan economy

•                                          Unemployment and underemployment

4.)                                  Tail winds

•                                          Leasing & Equipment Finance

•                                          Inventory Finance

•                                          Deposit gathering

•                                          Limited commercial real estate lending competition

•                                          Possible acquisitions including FDIC transactions

•                                          Checking and savings account growth

5.)                                  What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,638 free ATMs

•                                          Free debit cards

•                                          No fees on purchases of Visa gift cards

•                                          Free coin counting

•                                          TCF Totally Free Online banking

•                                         Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

6.)                                  What Makes TCF Different

•                                          No preferred stock owned by the U.S. Treasury

•                                          No teaser rate or subprime lending programs

•                                          No option ARM loans

•                                          No asset-backed commercial paper

•                                          No Freddie Mac or Fannie Mae preferred stock

•                                          No non-agency mortgage-backed securities

•                                          No off-balance sheet funding

•                                          No auto lease portfolio

•                                          No bank-owned life insurance

•                                          No structured investment vehicles (SIVs)

•                                          No mortgage servicing rights

•                                          No brokered deposits

7.)                                  Risk-Based Capital

$159 million excess over well capitalized requirement

($ millions)

	12/05	12/06	12/07	12/08	9/09

Actual	$1,050	$1,173	$1,246	$1,817	$1,491
Well Capitalized Requirement	$983	$1,057	$1,165	$1,240	$1,332
Tier 1:	8.79%	8.65%	8.28%	11.79%	8.57%
Total:	10.68%	11.10%	10.70%	14.65%	11.19%
Excess RBC:	$67	$116	$81	$577	$159

8.)                                  Liquidity and Borrowing Capacity

At September 30, 2009

•                                          TCF has borrowing capacity from a variety of sources:

•                                          $2.1 billion in secured borrowing capacity at the Federal Home Loan Bank of Des Moines

•                                          $818 million of secured borrowing capacity at the Federal Reserve Discount Window

•                                          $1.2 billion in unsecured and uncommitted available lines

9.)                                  Securities Available for Sale

Quarterly Average Balances

($ millions)

	12/08	Yield	9/09	Yield

U.S. Government sponsored entities:
Mortgage-backed securities	$1,964	5.13%	$1,432	4.80%
Debentures	—	—	600	2.19
Other securities	3	3.93	1	4.91
Total	$1,967	5.13	$2,033	4.03

At September 30, 2009, 99.9% of

securities available for sale were from

Fannie Mae, Freddie Mac or Ginnie Mae

10.)                           Loans and Leases

11.)                           Consumer Real Estate

($ millions)

68% are 1st mortgages at September 30, 2009

	12/05	12/06	12/07	12/08	9/09

1st Mortgages	$4,146	$4,409	$4,707	$4,882	$4,950
Junior Liens	1,773	2,101	2,344	2,420	2,328
Total	$5,919	$6,510	$7,051	$7,302	$7,278

12.)                           Consumer Real Estate

At September 30, 2009

•                  68% 1st mortgages, average loan amount of $117,172

•                  32% junior lien positions, average loan amount of $36,273

•                  77% amortizing loans, 23% lines of credit

•                  74% fixed rate, 26% variable rate (prime based)

•                  Average home value of $248,6881

•                  Yield 6.31%

•                  Over-60-day delinquency rate 1.33%2

•                  Net charge-offs: 2009 = 1.38%3, 2008 = .86%, 2007 = .31%

•                  Average FICO score at origination 724

•                  Originated $1.7 billion of new loans in 2008 and 2009 year-to-date; of these loans, net charge-offs over the last seven quarters totaled $2.5 million (or 9 bps3)

1                   Based on value at origination

2                   Excludes non-accrual loans

3                   Annualized

13.)                           Commercial Lending +9%*

($ millions)

	12/05	12/06	12/07	12/08	9/09

Commercial Business	$435	$552	$558	$507	$467
Commercial Real Estate	2,298	2,391	2,558	2,984	3,241
Total	$2,733	$2,943	$3,116	$3,491	$3,708

*                 Twelve-month growth rate

14.)                           Commercial Loans

At September 30, 2009

•      Commercial real estate — $3.2 billion

•      29% retail services

•      20% apartment loans

•      16% office buildings

•      15% industrial buildings

•      2% residential development and construction

•      Commercial business — $467 million

•      Yield 5.47%

•      Over-60-day delinquency rate .03%1

•      Net charge-offs: 2009 = 1.39%2, 2008 = .54%, 2007 = .12%

•      Approximately 99% of all commercial loans secured

•      CRE location mix: 93% TCF Banking Markets, 7% Other

1                   Excludes non-accrual loans

2                   Annualized

15.)                           Leasing and Equipment Finance1 +33%*

($ millions)

	12/05	12/06	12/07	12/08	9/09

Leasing and Equipment Finance	$1,560	$1,899	$2,175	$2,545	$3,169

1                   Includes operating leases

*                 Twelve-month growth rate

16.)                           Leasing and Equipment Finance

At September 30, 2009

•      15th largest bank affiliated leasing company in the U.S.

•      32nd largest equipment finance/leasing company in the U.S.

•                  At the end of September 2009, TCF acquired Fidelity National Capital, Inc., with $200.1 million in direct financing leases and $57.9 million in operating leases.

•      Diverse equipment types

•                  21% specialty vehicles

•                  19% manufacturing

•                  18% construction

•                  14% medical

•                  7% furniture and fixtures

•                  4% technology and data processing

•      Yield 6.88%

•      Uninstalled backlog of $329.4 million; up $1.4 million from year-end 2008

•      Over-60-day delinquency rate .53%1

•      Net charge-offs: 2009 = .95%2, 2008 = .50%, 2007 = .20%

1                   Excludes non-accrual loans and leases and $11.6 million of delinquencies in acquired portfolios as delinquency and non-accrual migration in these portfolios is not expected to result in financial statement losses exceeding the credit reserves netted against the loan balances

2                   Annualized

17.)                           TCF Inventory Finance

($ millions)

	12/08	3/09	6/09	9/09

Electronics and Appliances	$4.4	$100.6	$118.3	$128.4
Lawn and Garden	—	—	38.9	96.4
Total	$4.4	$100.6	$157.2	$224.8

18.)                           TCF Inventory Finance

At September 30, 2009

•                  Launched in April 2008 and headquartered in Hoffman Estates, IL

•                  Inventory floorplan finance business with a focus on consumer electronics, household appliances, and lawn and garden products

•                  Operates primarily in the U.S. with a presence in Canada

•                  In August 2009, created Red Iron Acceptance, LLC, a joint venture with The Toro Company; purchased $72.7 million of Toro receivables in October 2009.

•                  105 employees

•                  $224.8 million in loan receivables, all variable rate

•                  Yield 8.75%

19.)                           Allowance for Loan & Lease Losses

($ millions)

	12/05		12/06		12/07		12/08		9/09

Allowance for Loan & Lease Losses	$55.8		$58.5		$80.9		$172.4		$215.7	[2]
Net Charge-offs (NCO)[1]	$28.2		$18.0		$34.6		$100.5		$137.9

As a % of Loans & Leases:
Allowance	.55%		.52%		.66%		1.29%		1.51%
NCO	.29%		.17%		.30%		.78%		1.33	% [3]
Coverage Ratio	2.0	X	3.3	X	2.3	X	1.7	X	1.2	X [3]

1                   Year-to-date

2                   Excludes $13 million in reserves netted against acquired equipment finance portfolio balances

3                   Annualized

20.)                           Delinquencies1 (Over 60-Day)

($ millions)

	12/05	12/06	12/07	12/08	9/09

Consumer Real Estate	$12.2	$21.2	$28.1	$67.8	$95.4
Commercial	1.7	14.1	3.7	0.8	1.1
Leasing	3.3	1.8	4.0	10.9	13.7
Delinquencies	$17.2	$37.1	$35.8	$79.5	$110.2	[2]
Over 60-Day Delinquencies:	.17%	.33%	.29%	.60%	.81	% [2]
Over 90-Day Delinquencies:	.06%	.11%	.12%	.29%	.40	% [3]

1                   Excludes non-accrual loans and leases

2                   Excludes $11.6 million in acquired portfolios as delinquency and non-accrual migration in these portfolios is not expected to result in financial statement losses exceeding the credit reserves netted against the loan balances

3                   Excludes $3.9 million in acquired portfolios as delinquency and non-accrual migration in these portfolios is not expected to result in financial statement losses exceeding the credit reserves netted against the loan balances

21.)                           Non-Performing Assets

($ millions)

	12/05	12/06	12/07	12/08	9/09

Non-Accrual Loans & Leases	$29.7	$43.2	$59.8	$172.5	$268.8
Properties in Foreclosure	10.1	12.3	31.1	37.6	41.5
Properties Owned	7.6	10.1	14.7	24.1	52.7
Total	$47.4	$65.6	$105.6	$234.2	$363.0

# of residential properties owned	70	95	137	187	298

22.)                           Net Charge-Offs by Type

	2007	2008	YTD[1] 2009
Consumer real estate:
First mortgage lien	.21%	.62%	1.03%
Junior lien	.50	1.34	2.10
Consumer real estate & other	.40	.98	1.47
Commercial real estate	.10	.44	1.29
Commercial business	.22	1.05	2.04
Leasing and equipment finance	.20	.50	.95
Inventory finance	N.A.	—	.11
Total	.30	.78	1.33

1                   Annualized

N.A. Not Applicable

23.)                           Restructured Loans
($ millions)

	12/08	3/09	6/09	9/09
Consumer - accruing	$27.4	$24.9	$51.5	$159.9

•                  TCF has several programs designed to help consumer real estate customers avoid home foreclosure by extending payment dates or reducing interest rates

•                  Modified $112.3 million of consumer real estate loans in the third quarter of 2009 that were considered restructured loans which continue to accrue interest

•                  The delinquency status of modified loans is based on modified loan terms

•                  Reserved for based on present value of expected cash flows

24.)                           Loan and Lease Geographic Diversification
($000s)

		Commercial
	Consumer	Real Estate	Leasing and
	Real Estate	& Commercial	Equipment	Inventory
At September 30, 2009:	& Other	Business	Finance	Finance	Total
Minnesota	$2,828,076	$959,866	$73,450	$4,001	$3,865,393
Illinois	2,218,848	910,015	105,862	8,537	3,243,262
Michigan	1,179,510	848,829	118,279	7,002	2,153,620
Wisconsin	510,911	489,792	53,193	7,396	1,061,292
Colorado	479,139	107,291	51,405	4,683	642,518
California	9,795	23,847	386,531	7,018	427,191
Florida	4,805	58,255	196,440	10,482	269,982
Texas	2,145	2,966	247,082	15,212	267,405
New York	3,669	9,176	164,928	11,247	189,020
Ohio	4,009	51,217	121,684	10,921	187,831
Arizona	49,530	34,674	84,425	1,002	169,631
Indiana	24,564	69,179	56,124	5,887	155,754
Other	20,060	142,730	1,402,156	131,419	1,696,365
Total	$7,335,061	$3,707,837	$3,061,559	$224,807	$14,329,264

25.)                           Net Charge-Offs1 vs. Other Banks
(Percent)

	2005	2006	2007	2008	2009[2]
TCF	.29%	.17%	.30%	.78%	1.33%
Bank of America	.83	.68	.81	1.72	3.37
U.S. Bancorp	.51	.38	.52	1.07	1.93
Comerica	.25	.12	.30	.91	1.81
BB&T	.30	.27	.38	.89	1.70
KeyCorp	.48	.25	.38	1.62	2.99
Zions	.10	.14	.17	.96	2.78
Marshall & Ilsley	.12	.10	.59	2.74	4.02

1                   As a percent of average loans & leases

2                   YTD as of September 30, 2009 (annualized)

26.)                           Total Deposits
Quarterly Average Balances +18%*
($ millions)

	12/05	12/06	12/07	12/08	9/09
Certificates of deposit	$1,887	$2,471	$2,307	$2,449	$1,758
Savings	2,190	2,321	2,596	2,861	5,090
Money Market	649	594	598	625	723
Checking	4,102	4,141	3,981	3,914	4,031
Total	$8,828	$9,527	$9,482	$9,849	$11,602

Average Rate[1]:	1.54%	2.33%	2.29%	1.51%	.94%

*                 Twelve-month growth rate

1                   Quarter-to-date

27.)                           Banking Fees and Other Revenue1
($ millions)

	2005	2006	2007	2008	2009
First Quarter	$85	$92	$94	$96	$90
Second Quarter	97	104	106	103	112
Third Quarter	102	105	107	107	111
Fourth Quarter	99	99	106	100	—
Total	$383	$400	$413	$406	$313

1                   Consisting of fees and service charges, card revenue, and ATM revenue

28.)                           Card Revenue
($ millions)

	2005	2006	2007	2008	2009
First Quarter	$17.6	$21.3	$23.3	$24.8	$25.0
Second Quarter	19.8	22.9	24.9	26.8	26.6
Third Quarter	21.0	24.4	25.6	26.2	26.4
Fourth Quarter	21.4	23.5	25.1	25.2	—
Total	$79.8	$92.1	$98.9	$103.0	$78.0

Sales Volume:	$5,673	$6,465	$6,949	$7,280	$5,424	[1]
Average Interchange Rate:	1.34%	1.36%	1.35%	1.34%	1.35	% [1]

1                   Year-to-date

29.)                           Card Revenue

•                  10th largest issuer of Visa Classic debit cards

•                  11th largest issuer of Visa Commercial debit cards

•                  $5.4 billion in sales volume, down 1.5%1

•                  20.6 transactions per month on active cards, up 1.4%1

•                  Interchange fees paid by merchants, not customers

•                  Potential interchange legislation would likely result in fees being paid by customers

1                   Year-to-date

30.)                           Reconciliation of GAAP to Non-GAAP Measures1
($000s)

9/09
Computation of total equity to total assets:
Total equity	$1,179,839
Total assets	$17,743,009
Total equity to total assets	6.65%

Computation of tangible realized common equity to tangible assets:
Total equity	$1,179,839
Less: Non-controlling interest in subsidiaries	3,604
Total TCF stockholders’ equity	1,176,235
Less:
Goodwill	152,599
Customer-based intangibles	1,450
Add:
Accumulated other comprehensive income	(805)
Tangible realized common equity	$1,021,381

Total assets	$17,743,009
Less:
Goodwill	152,599
Customer-based intangibles	1,450
Tangible assets	$17,588,960

Tangible realized common equity to tangible assets	5.81%

1                   In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of goodwill, customer-based intangibles and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in tangible realized common equity in the industry. The methodology for calculating tangible realized common equity may vary between companies.

31.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to, continued or deepening deterioration in general economic and banking industry conditions; continued increases in unemployment in TCF’s primary banking markets; limitations on TCF’s ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to deteriorating conditions in the banking industry and the economic impact on banks of the Emergency Economic Stabilization Act, as amended (“EESA”) or other related legislative and regulatory developments; the impact of the Obama Administration’s financial regulatory reform proposals including possible additional capital, consumer protection and supervisory requirements which could include the creation of a new consumer protection agency and limits on Federal preemption for state laws that could be applied to national banks; the imposition of requirements with an adverse financial impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws; possible regulatory or legislative changes, including restrictions on deposit fees and reduction of interchange revenue from debit card transactions and adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legislative, regulatory or other changes affecting customer account charges and fee income; legislative changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines (so-called “cramdown” provisions); reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adverse state or Federal tax assessments or findings in tax audits; adverse regulatory examinations and resulting enforcement actions, including those provided for under the Bank Secrecy Act, changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; lack of or inadequate insurance coverage for claims against TCF; technological, computer related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; results of litigation, including class action litigation concerning TCF’s lending or deposit activities or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

32.)                           Source References

Slide: Corporate Profile

32nd largest U.S. bank - Ipreo; 6/30/09

23rd largest branch network - SNL Financial, LC; 3Q09

5th largest in campus card relationships - CR80News; Spring 2009

10th largest issuer of Visa Classic - Visa; 2Q09; ranked by sales volume

15th largest bank affiliated leasing company - 2009 Monitor Bank 25

Slide: Leasing and Equipment Finance

15th largest bank affiliated leasing company - 2009 Monitor Bank 25

32nd largest equipment finance/leasing company - The Monitor; 2009 Monitor 100

Slide: Net Charge-Offs vs. Other Banks

Net charge-off data - SNL Financial, LC; 3Q09

Slide: Card Revenue

10th largest issuer of Visa Classic - Visa; 2Q09; ranked by sales volume

11th largest issuer of Visa Commercial - Visa; 2Q09; ranked by sales volume